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Exhibit 99.5

Certification
Pursuant To Section 906 of the Sarbanes-Oxley Act of 2002
(Subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

        Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of HealthTronics Surgical Services, Inc., a Georgia corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

        (1)  The Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") of the Company fully complies with requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)  The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MARTIN J. MCGAHAN Martin J. McGahan Chief Financial Officer March 25, 2003

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-K or as a separate disclosure document.

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  Exhibit 99.5
Certification Pursuant To Section 906 of the Sarbanes-Oxley Act of 2002 (Subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)